UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 25, 2006

Cole Credit Property Trust II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-121094	20-1676382
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 East Camelback Road, Suite 400, Phoenix, Arizona		85016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(602) 778-8700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Rite-Aid – Enterprise, AL

On January 26, 2006, Cole RA Enterprise AL, LLC, a Delaware limited liability company ("RA Enterprise"), a wholly-owned subsidiary of Cole Operating Partnership II, LP ("COP II"), the operating partnership of Cole Credit Property Trust II, Inc. (the "Company"), entered into an agreement of purchase and sale (the "RA Enterprise Agreement") with NOM Enterprise, LLC. ("NOM Enterprise"), which is not affiliated with the Company, its advisor or affiliates. Series C, LLC, which is an affiliate of the Company and of the Company’s advisor, was the original purchaser under the RA Enterprise Agreement and assigned its rights and obligations under the RA Enterprise Agreement to RA Enterprise. Pursuant to the RA Enterprise Agreement, RA Enterprise agreed to purchase all of NOM Enterprise’s interests in an approximately 14,564 square foot single-tenant retail building on an approximately 2.15 acre site located in Enterprise, Alabama (the "RA Enterprise Property") for a gross purchase price of approximately $3.7 million, exclusive of closing costs. The RA Enterprise Property was constructed in 2005.

In connection with the RA Enterprise Agreement, RA Enterprise paid $100,000 as an earnest money deposit (the "RA Enterprise Deposit"). On January 26, 2006, RA Enterprise acquired the RA Enterprise Property from NOM Enterprise and the RA Enterprise Deposit was applied to the purchase price. The RA Enterprise Agreement contains customary representations and warranties and customary indemnification provisions. The information set forth under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 1.01.

On January 26, 2006, in connection with the acquisition of the RA Enterprise Property, RA Enterprise obtained an approximately $2.9 million loan from Wachovia Bank, National Association (the "Lender") by executing a promissory note (the "RA Enterprise Loan"). The RA Enterprise Loan, which is secured by the RA Enterprise Property, consists of an approximately $2.0 million fixed interest rate tranche (the "RA Enterprise Fixed Rate Tranche") and a $928,000 variable interest rate tranche (the "RA Enterprise Variable Rate Tranche"). The RA Enterprise Fixed Rate Tranche has a fixed interest rate of 5.80% per annum with monthly interest-only payments and the outstanding principal and any accrued and unpaid interest due on February 11, 2016 (the "RA Enterprise Maturity Date"). The RA Enterprise Variable Rate Tranche has a variable interest rate based on the one-month LIBOR rate plus 200 basis points with monthly interest-only payments and the outstanding principal and any accrued and unpaid interest due on April 24, 2006. The RA Enterprise Loan is nonrecourse to RA Enterprise and COP II, but both are liable for customary non-recourse carveouts.

The RA Enterprise Loan may not be prepaid, in whole or in part, except under the following circumstances: (i) full prepayment may be made on any of the three (3) monthly payment dates occurring immediately prior to the maturity date, and (ii) partial prepayments resulting from Lender’s election to apply insurance or condemnation proceeds to reduce the outstanding principal balance of the RA Enterprise Loan. Notwithstanding the prepayment limitations, RA Enterprise may sell the RA Enterprise Property to a buyer that assumes the RA Enterprise Loan. The transfer shall be subject to the Lender’s approval of the proposed buyer and the payment of the Lender’s costs and expenses associated with the sale of the RA Enterprise Property.

In the event the RA Enterprise Loan is not paid off on the RA Enterprise Maturity Date, the RA Enterprise Loan includes hyperamortization provisions. The RA Enterprise Maturity Date, during the hyperamortization period, will be extended by twenty (20) years. During such period, Lender will apply 100% of the rents collected to (i) all payments due to Lender under the RA Enterprise Loan, including any payments to escrows or reserve accounts, (ii) any operating expenses of the RA Enterprise Property pursuant to an approved annual budget, (iii) any extraordinary expenses and, (iv) any accrued interest under the RA Enterprise Loan. Any remaining amount will be applied to the reduction of the principal balance of the RA Enterprise Loan, until paid in full. The interest rate during the hyperamortization period shall be the greater of (x) the fixed interest rate of 5.80% plus two percent (2.0%) or (y) the Treasury Constant Maturity Yield Index plus two percent (2.0%).

Rite-Aid – Wauseon, OH

On January 26, 2006, Cole RA Wauseon OH, LLC, a Delaware limited liability company ("RA Wauseon"), a wholly-owned subsidiary of COP II, entered into an agreement of purchase and sale (as amended, the "RA Wauseon Agreement") with NOM Wauseon, LLC. ("NOM Wauseon"), which is not affiliated with the Company, its advisor or affiliates. Series A, LLC, which is an affiliate of the Company and of the Company’s advisor, was the original purchaser under the RA Wauseon Agreement and assigned its rights and obligations under the RA Wauseon Agreement to RA Wauseon. Pursuant to the RA Wauseon Agreement, RA Wauseon agreed to purchase all of NOM Wauseon’s interests in an approximately 14,564 square foot single-tenant retail building on an approximately 2.09 acre site located in Wauseon, Ohio (the "RA Wauseon Property") for a gross purchase price of approximately $3.9 million, exclusive of closing costs. The RA Wauseon Property was constructed in 2005.

In connection with the RA Wauseon Agreement, RA Wauseon paid $250,000 as an earnest money deposit (the "RA Wauseon Deposit"). On January 26, 2006, RA Wauseon acquired the RA Wauseon Property from NOM Wauseon and the RA Wauseon Deposit was applied to the purchase price. The RA Wauseon Agreement contains customary representations and warranties and customary indemnification provisions.

On January 26, 2006, in connection with the acquisition of the RA Wauseon Property, RA Wauseon obtained an approximately $3.1 million loan from the Lender by executing a promissory note (the "RA Wauseon Loan"). The RA Wauseon Loan, which is secured by the RA Wauseon Property, consists of an approximately $2.1 million fixed interest rate tranche (the "RA Wauseon Fixed Rate Tranche") and a $973,000 variable interest rate tranche (the "RA Wauseon Variable Rate Tranche"). The RA Wauseon Fixed Rate Tranche has a fixed interest rate of 5.80% per annum with monthly interest-only payments and the outstanding principal and any accrued and unpaid interest due on February 11, 2016 (the "RA Wauseon Maturity Date"). The RA Wauseon Variable Rate Tranche has a variable interest rate based on the one-month LIBOR rate plus 200 basis points with monthly interest-only payments and the outstanding principal and any accrued and unpaid interest due on April 25, 2006. The RA Wauseon Loan is nonrecourse to RA Wauseon and COP II, but both are liable for customary non-recourse carveouts.

The RA Wauseon Loan may not be prepaid, in whole or in part, except under the following circumstances: (i) full prepayment may be made on any of the three (3) monthly payment dates occurring immediately prior to the maturity date, and (ii) partial prepayments resulting from Lender’s election to apply insurance or condemnation proceeds to reduce the outstanding principal balance of the RA Wauseon Loan. Notwithstanding the prepayment limitations, RA Wauseon may sell the RA Wauseon Property to a buyer that assumes the RA Wauseon Loan. The transfer shall be subject to the Lender’s approval of the proposed buyer and the payment of the Lender’s costs and expenses associated with the sale of the RA Wauseon Property.

In the event the RA Wauseon Loan is not paid off on the RA Wauseon Maturity Date, the RA Wauseon Loan includes hyperamortization provisions. The RA Wauseon Maturity Date, duringr the hyperamortization period, will be extended by twenty (20) years. During such period, Lender will apply 100% of the rents collected to (i) all payments due to Lender under the RA Wauseon Loan, including any payments to escrows or reserve accounts, (ii) any operating expenses of the RA Wauseon Property pursuant to an approved annual budget, (iii) any extraordinary expenses and, (iv) any accrued interest under the RA Wauseon Loan. Any remaining amount will be applied to the reduction of the principal balance of the RA Wauseon Loan, until paid in full. The interest rate during the hyperamortization period shall be the greater of (x) the fixed interest rate of 5.80% plus two percent (2.0%) or (y) the Treasury Constant Maturity Yield Index plus two percent (2.0%).

Rite-Aid – Saco, ME

On January 26, 2006, Cole RA Saco ME, LLC, a Delaware limited liability company ("RA Saco"), a wholly-owned subsidiary of COP II, entered into an agreement of purchase and sale (as amended, the "RA Saco Agreement") with Princeton-Saco, LLC ("Princeton"), which is not affiliated with the Company, its advisor or affiliates. Cole Takedown, LLC, which is an affiliate of the Company and of the Company’s advisor, was the original purchaser under the RA Saco Agreement and assigned its rights and obligations under the RA Saco Agreement to RA Saco. Pursuant to the RA Saco Agreement, RA Saco agreed to purchase all of Princeton’s interests in an approximately 11,180 square foot single-tenant retail building on an approximately 2.24 acre site located in Saco, Maine (the "RA Saco Property") for a gross purchase price of approximately $2.5 million, exclusive of closing costs. The RA Saco Property was constructed in 1997.

In connection with the RA Saco Agreement, RA Saco paid $100,000 as an earnest money deposit (the "RA Saco Deposit"). On January 27, 2006, RA Saco acquired the RA Saco Property from Princeton and the RA Saco Deposit was applied to the purchase price. The RA Saco Agreement contains customary representations and warranties and customary indemnification provisions.

On January 27, 2006, in connection with the acquisition of the RA Saco Property, RA Saco obtained a $2.0 million loan from the Lender by executing a promissory note (the "RA Saco Loan"). The RA Saco Loan, which is secured by the RA Saco Property, consists of an approximately $1.4 million fixed interest rate tranche (the "RA Saco Fixed Rate Tranche") and a $625,000 variable interest rate tranche (the "RA Saco Variable Rate Tranche"). The RA Saco Fixed Rate Tranche has a fixed interest rate of 5.82% per annum with monthly interest-only payments and the outstanding principal and any accrued and unpaid interest due on February 11, 2011 (the "RA Saco Maturity Date"). The RA Saco Variable Rate Tranche has a variable interest rate based on the one-month LIBOR rate plus 200 basis points with monthly interest-only payments and the outstanding principal and any accrued and unpaid interest due on April 27, 2006. The RA Saco Loan is nonrecourse to RA Saco and COP II, but both are liable for customary non-recourse carveouts.

The RA Saco Loan may not be prepaid, in whole or in part, except under the following circumstances: (i) full prepayment may be made on any of the three (3) monthly payment dates occurring immediately prior to the maturity date, and (ii) partial prepayments resulting from Lender’s election to apply insurance or condemnation proceeds to reduce the outstanding principal balance of the RA Saco Loan. Notwithstanding the prepayment limitations, RA Saco may sell the RA Saco Property to a buyer that assumes the RA Saco Loan. The transfer shall be subject to the Lender’s approval of the proposed buyer and the payment of the Lender’s costs and expenses associated with the sale of the RA Saco Property.

In the event the RA Saco Loan is not paid off on the RA Saco Maturity Date, the RA Saco Loan includes hyperamortization provisions. The RA Saco Maturity Date, during the hyperamortization period, will be extended by twenty (20) years. During such period, Lender will apply 100% of the rents collected to (i) all payments due to Lender under the RA Saco Loan, including any payments to escrows or reserve accounts, (ii) any operating expenses of the RA Saco Property pursuant to an approved annual budget, (iii) any extraordinary expenses and, (iv) any accrued interest under the RA Saco Loan. Any remaining amount will be applied to the reduction of the principal balance of the RA Saco Loan, until paid in full. The interest rate during the hyperamortization period shall be the greater of (x) the fixed interest rate of 5.82% plus two percent (2.0%) or (y) the Treasury Constant Maturity Yield Index plus two percent (2.0%).

Staples – Crossville, TN

On January 25, 2006, Cole ST Crossville TN, LLC, a Delaware limited liability company ("ST Crossville"), a wholly-owned subsidiary of COP II, entered into an agreement of purchase and sale as amended, (the "ST Crossville Agreement") with William F. Graham, PTRS. ("Graham"), which is not affiliated with the Company, its advisor or affiliates. Series C, LLC, was the original purchaser under the ST Crossville Agreement and assigned its rights and obligations under the ST Crossville Agreement to ST Crossville. Pursuant to the ST Crossville Agreement, ST Crossville agreed to purchase all of Graham’s interests in an approximately 23,942 square foot single-tenant retail building on an approximately 2.31 acre site located in Crossville, Tennessee (the "ST Crossville Property") for a gross purchase price of approximately $2.9 million, exclusive of closing costs. The ST Crossville Property was constructed in 2001.

In connection with the ST Crossville Agreement, ST Crossville paid $100,000 as an earnest money deposit (the "ST Crossville Deposit"). On January 26, 2006, ST Crossville acquired the ST Crossville Property from Graham and the ST Crossville Deposit was applied to the purchase price. The ST Crossville Agreement contains customary representations and warranties and customary indemnification provisions.

On January 26, 2006, in connection with the acquisition of the ST Crossville Property, ST Crossville obtained an approximately $2.3 million loan from the Lender by executing a promissory note (the "ST Crossville Loan"). The ST Crossville Loan, which is secured by the ST Crossville Property, consists of an approximately $1.9 million fixed interest rate tranche (the "ST Crossville Fixed Rate Tranche") and a $435,000 variable interest rate tranche (the "ST Crossville Variable Rate Tranche"). The ST Crossville Fixed Rate Tranche has a fixed interest rate of 5.71% per annum with monthly interest-only payments and the outstanding principal and any accrued and unpaid interest due on January 11, 2011 (the "ST Crossville Maturity Date"). The ST Crossville Variable Rate Tranche has a variable interest rate based on the one-month LIBOR rate plus 200 basis points with monthly interest-only payments and the outstanding principal and any accrued and unpaid interest due on April 11, 2006. The ST Crossville Loan is nonrecourse to ST Crossville and COP II, but both are liable for customary non-recourse carveouts.

The ST Crossville Loan may not be prepaid, in whole or in part, except under the following circumstances: (i) full prepayment may be made on any of the three (3) monthly payment dates occurring immediately prior to the maturity date, and (ii) partial prepayments resulting from Lender’s election to apply insurance or condemnation proceeds to reduce the outstanding principal balance of the ST Crossville Loan. Notwithstanding the prepayment limitations, ST Crossville may sell the ST Crossville Property to a buyer that assumes the ST Crossville Loan. The transfer shall be subject to the Lender’s approval of the proposed buyer and the payment of the Lender’s costs and expenses associated with the sale of the ST Crossville Property.

In the event the ST Crossville Loan is not paid off on the ST Crossville Maturity Date, the ST Crossville Loan includes hyperamortization provisions. The ST Crossville Maturity Date, during the hyperamortization period, will be extended by twenty (20) years. During such period, Lender will apply 100% of the rents collected to (i) all payments due to Lender under the ST Crossville Loan, including any payments to escrows or reserve accounts, (ii) any operating expenses of the ST Crossville Property pursuant to an approved annual budget, (iii) any extraordinary expenses and, (iv) any accrued interest under the ST Crossville Loan. Any remaining amount will be applied to the reduction of the principal balance of the ST Crossville Loan, until paid in full. The interest rate during the hyperamortization period shall be the greater of (x) the fixed interest rate of 5.71% plus two percent (2.0%) or (y) the Treasury Constant Maturity Yield Index plus two percent (2.0%).

Item 2.01 Completion of Acquisition or Disposition of Assets.

Rite-Aid – Enterprise, AL

On January 26, 2006, RA Enterprise acquired the RA Enterprise Property from NOM Enterprise. The purchase price of the RA Enterprise Property was approximately $3.7 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering, and an approximately $2.9 million loan secured by the RA Enterprise Property. In connection with the acquisition, the Company paid an affiliate of its advisor an acquisition fee of approximately $74,000 and its advisor a finance coordination fee of approximately $20,000. The area surrounding the RA Enterprise Property is shared by retail, residential and commercial properties. The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 2.01.

The RA Enterprise Property is 100% leased to Harco, Inc, a wholly-owned subsidiary of Rite Aid Corporation, ("Rite Aid"), which guarantees the lease. The RA Enterprise Property is subject to a net lease, which commenced on January 9, 2006. Pursuant to the lease the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent. The annual base rent of $289,629, or $19.89 per square foot, is fixed through the initial lease term, which expires January 31, 2026. The tenant has six options to renew the lease, beginning on February 1, 2026. each for an additional five-year term with rental escalations descending in a range of 5% at the first renewal option to 4% at the final renewal option.

In evaluating the RA Enterprise Property as a potential acquisition and determining the appropriate amount of consideration to be paid for our interest in the RA Enterprise Property, a variety of factors were considered, including our consideration of a property condition report; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; neighborhood growth patterns and economic conditions; and the presence of demand generators.

Rite Aid operates over 3,300 drugstores in 28 states and Washington, DC. Rite Aid has a Standard and Poor’s credit rating of "B+" and its stock is publicly traded on the New York Stock Exchange under the symbol "RAD".

An affiliate of the Company has the sole and exclusive right to manage, operate, lease and supervise the overall maintenance of the RA Enterprise Property and will receive a property management fee of 2.0% of the monthly gross revenue from the RA Enterprise Property. The Company currently has no plans for any renovations, improvements or development of the RA Enterprise Property. The Company believes the RA Enterprise Property is adequately insured.

Rite-Aid – Wauseon, OH

On January 26, 2006, RA Wauseon acquired the RA Wauseon Property from NOM Wauseon. The purchase price of the RA Wauseon Property was approximately $3.9 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering, and an approximately $3.1 million loan secured by the RA Wauseon Property. In connection with the acquisition, the Company paid an affiliate of its advisor an acquisition fee of approximately $58,000 and its advisor a finance coordination fee of approximately $21,000. The area surrounding the RA Wauseon Property is shared by retail, residential and commercial development.

The RA Wauseon Property is 100% leased to Rite Aid of Ohio, Inc., a wholly-owned subsidiary of Rite Aid, which guarantees the lease. The RA Wauseon Property is subject to a net lease, which commenced on May 3, 2005. Pursuant to the lease, the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent. The annual base rent of $311,720, or $21.40 per square foot, is fixed through the initial lease term, which expires January 31, 2026. The tenant has six options to renew the lease, beginning on February 1, 2026 each for an additional five-year term with rental escalations descending in a range of 4.7% at the first renewal option to 3.7% at the final renewal option.

In evaluating the RA Wauseon Property as a potential acquisition and determining the appropriate amount of consideration to be paid for our interest in the RA Wauseon Property, a variety of factors were considered, including our consideration of a property condition report; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; neighborhood growth patterns and economic conditions; and the presence of demand generators.

An affiliate of the Company has the sole and exclusive right to manage, operate, lease and supervise the overall maintenance of the RA Wauseon Property and will receive a property management fee of 2.0% of the monthly gross revenue from the RA Wauseon Property. The Company currently has no plans for any renovations, improvements or development of the RA Wauseon Property. The Company believes the RA Wauseon Property is adequately insured.

Rite-Aid – Saco, ME

On January 27, 2006, RA Saco acquired the RA Saco Property from Princeton. The purchase price of the RA Saco Property was approximately $2.5 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering, and an approximately $2.0 million loan secured by the RA Saco Property. In connection with the acquisition, the Company paid an affiliate of its advisor an acquisition fee of approximately $50,000 and its advisor a finance coordination fee of approximately $14,000. The area surrounding the RA Saco Property is shared by retail and residential developments.

The RA Saco Property is 100% leased to Rite Aid of Maine, Inc., a wholly-owned subsidiary of Rite Aid, which guarantees the lease. The RA Saco Property is subject to a net lease, which commenced on February 27, 1997. Pursuant to the lease the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent. The annual base rent of $210,743, or $18.85 per square foot, is fixed through the initial lease term, which expires February 28, 2017. The tenant has four options to renew the lease, beginning on March 1, 2017, each for an additional five-year term with rental escalations descending in a range of 5.8% at the second renewal option to 4.8% at the final renewal option.

In evaluating the RA Saco Property as a potential acquisition and determining the appropriate amount of consideration to be paid for our interest in the RA Saco Property, a variety of factors were considered, including our consideration of a property condition report; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; neighborhood growth patterns and economic conditions; and the presence of demand generators.

An affiliate of the Company has the sole and exclusive right to manage, operate, lease and supervise the overall maintenance of the RA Saco Property and will receive a property management fee of 2.0% of the monthly gross revenue from the RA Saco Property. The Company currently has no plans for any renovations, improvements or development of the RA Saco Property. The Company believes the RA Saco Property is adequately insured.

Staples – Crossville, TN

On January 26, 2006, ST Crossville acquired the ST Crossville Property from Graham. The purchase price of the ST Crossville Property was approximately $2.9 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering, and an approximately $2.3 million loan secured by the ST Crossville Property. In connection with the acquisition, the Company paid an affiliate of its advisor an acquisition fee of approximately $58,000 and its advisor a finance coordination fee of approximately $19,000. The area surrounding the ST Crossville Property is shared by retail, residential and commercial development.

The ST Crossville Property is 100% leased to Staples the Office Superstore East, Inc. ("Staples East"), a wholly-owned subsidiary of Staples, Inc ("Staples"). The ST Crossville Property is subject to a net lease, which commenced on June 16, 2001. Pursuant to the lease the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent. The annual base rent of $221,463, or $9.25 per square foot, is fixed through the initial lease term, which expires June 30, 2016. The tenant has three options to renew the lease, beginning on July 1, 2016 each for an additional five-year term with rental escalations descending in a range of 10.8% at the first renewal option to 8.8% at the final renewal option.

In evaluating the ST Crossville Property as a potential acquisition and determining the appropriate amount of consideration to be paid for our interest in the ST Crossville Property, a variety of factors were considered, including our consideration of a property condition report; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; neighborhood growth patterns and economic conditions; and the presence of demand generators.

Staples East operates retail office superstores. In determining the creditworthiness of Staples East we considered a variety of factors, including historical financial information and financial performance, regional market position, and the financial position of its parent, Staples. Staples operates over 1,700 office superstores in 21 countries throughout North and South America, Europe and Asia. Staples has a Standard and Poor’s credit rating of "BBB" and its stock is publicly traded on the Nasdaq Stock Market under the symbol "SPLS".

An affiliate of the Company has the sole and exclusive right to manage, operate, lease and supervise the overall maintenance of the ST Crossville Property and will receive a property management fee of 2.0% of the monthly gross revenue from the ST Crossville Property. The Company currently has no plans for any renovations, improvements or development of the ST Crossville Property. The Company believes the ST Crossville Property is adequately insured.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 and Item 2.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Since it is impracticable to provide the required financial statements for the acquired real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed on or before April 10, 2006, by amendment to this Form 8-K, which date is within the period allowed to file such an amendment.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(c) Shell Company Transactions

None.

(d) Exhibits

99.1 Press release dated January 31, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cole Credit Property Trust II, Inc.

January 31, 2006	By:	/s/ Blair D. Koblenz

Name: Blair D. Koblenz
Title: Chief Financial Officer and Executive Vice President

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated January 31, 2006.